EXHIBIT 10.1

CONSULTING SERVICES AGREEMENT                                                  1
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                          CONSULTING SERVICES AGREEMENT

     This Consulting Services Agreement ("Agreement") with an effective date of the 15th day of July, 2012 ("Effective Date") is entered by and between


                                 GHL GROUP, LTD


     ("Consultant"), a strategic advisor to emerging growth companies, and



                             30 DC, INC (OTC: TDCH)

     ("Client"), a publicly traded Maryland Corporation, with reference to the following:


                                    RECITALS

     A. Client desires to be assured of the services of Consultant in order to avail itself of Consultant's experience, skills, knowledge, abilities and background in the fields of business development, and financial consulting. Client is therefore willing to engage Consultant upon the terms and conditions set forth herein.

     B. Consultant agrees to be engaged and retained by Client upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



________________________________________________________________________________
                                 GHL GROUP, LTD

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CONSULTING SERVICES AGREEMENT                                                  2
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1. ENGAGEMENT.  Client hereby engages  Consultant on a non-exclusive  basis, and
Consultant hereby accepts the engagement to provide financial consulting services and to become a strategic and financial advisor to Client and to render such advice and including but not limited to the following:

Consultant intends to (a) Evaluate financial assumptions and forecasts prepared by the Company, (b) Provide advice regarding the value of the Company, (c) Examine the capital structure of the Company, (d) Assist the Company to complete a business and financial plan, (d) Assist the Company develop and target business development initiative, (e) Assist the Company develop and target mergers and acquisition opportunities, (f) Assist the Company recruit additional management and board of directors members, (g) Assist the Company identify financing sources..

2. TERM. The term of this Agreement ("Term") shall commence on the effective date and continue for a period of Six (6) months as follows: Financial consulting services to Client will begin on the effective date.

3. COMPENSATION. In connection with the appointment of Consultant hereunder and as consideration for Consultant entering into this Agreement, Client and Consultant agree to the following:

     A. ENGAGEMENT FEE: For the performance of its consulting services hereunder Consultant shall receive an initial fee of Five Hundred Thousand (500,000) restricted 144 securities of the Client stock. Within 15 days of execution of this Agreement, Client shall notify its transfer agent to issue a certificate for the stock in the name of Client.

     B. MONTHLY RETAINER FEE: For ongoing services hereunder Consultant shall receive a monthly fee of US $3,000. The Monthly Retainer shall commence on July 15, 2012 and shall be payable on the 15th of month. The last payment shall occur on December 15th 2012.

4. REMEDY. If Client breaches this Agreement by not paying any compensation or fee payments due, Consultant may terminate or suspend all performances or services remaining to be rendered by Consultant under this Agreement and Client will remain liable for all remaining payments due under this Agreement.

5. EXCLUSIVITY; PERFORMANCE; CONFIDENTIALITY. The services of Consultant hereunder shall not be exclusive, and Consultant and its agents may perform similar or different services for other persons or entities whether or not they are competitors of Client. Consultant shall be required to expend only such time as is necessary to service Client in a commercially reasonable manner. Client and Consultant acknowledge and agree that confidential and valuable information proprietary to either one party and obtained during its business relationship with either one party, shall not be, directly or indirectly, disclosed without the prior express written consent of the other party, unless and until such information is otherwise known to the public generally or is not otherwise secret and confidential. All non public information shall be deemed

________________________________________________________________________________
                                 GHL GROUP, LTD

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CONSULTING SERVICES AGREEMENT                                                  3
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"Confidential."   Consultant  may  disclose  Client's  confidential  information pursuant to applicable laws or regulations, provided that Consultant may disclose only information required for services and performances hereunder.

6. INDEPENDENT CONTRACTOR. In its performance hereunder, Consultant and its agents shall be an independent contractor. Consultant shall complete the services required hereunder according to its own means and methods of work, shall be in the exclusive charge and control of Consultant and shall not be subject to the control or supervision of Client. Client acknowledges that nothing in this Agreement shall be construed to require Consultant to provide services to Client at any specific time, or in any specific place or manner, unless otherwise mutually agreed.

7. INDEMNIFICATION AND REPRESENTATION. Client agrees to save harmless, indemnify and defend Consultant, its agents and employees from and against any cost, loss, damage, liability, judgment and expense whatsoever, including attorney's fees, suffered or incurred by it by reason of, or on account of, any misrepresentation made to it or its status or activities as Consultant under this Agreement unless due to gross negligence or fraud by Consultant.

8. NON TRANSFER AND NON ASSIGNABILITY. This Agreement shall be non transferable and non assignable by either party.

9. MISCELLANEOUS. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision and no waiver shall constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations. This agreement may, if required, be signed in counterparts, or by facsimile. Neither party assumes any responsibilities or obligation whatsoever, other than the responsibilities and obligations expressly set forth in this Agreement or a separate written agreement between Client and Consultant. Neither party shall be liable under the provisions of this Agreement for damages on account of accidents, fires, acts of God, government actions, state of war, or any other causes beyond the control of the party whether or not similar to those enumerated. In the event of a conflict between this Agreement and any future agreements executed in connection herewith, the provisions of this Agreement shall generally prevail. It is acknowledged and agreed by Client and Consultant that should any provision of this Agreement be declared or be determined to be illegal or invalid by final determination of any court of competent jurisdiction, the validity of the remaining parts, terms or provisions of this Agreement shall not be affected thereby, and the illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement. This Agreement is subject to all federal, state, and local government regulations, and shall be construed in accordance with the laws of the United States. IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.



________________________________________________________________________________
                                 GHL GROUP, LTD
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CONSULTING SERVICES AGREEMENT                                                  4
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GHL GROUP, LTD.

Signature:        /s/ Gregory H. Laborde

Name:             Gregory H. Laborde

Title:            President




30 DC, INC


Signature:        /s/ Theodore A. Greenberg

Name:             Theodore A. Greenberg

Title:            Chief Financial Officer

































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                                 GHL GROUP, LTD